                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                      CENTENNIAL FIRST FINANCIAL SERVICES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 March 24, 2000




Dear Shareholder:


You are cordially invited to attend Centennial First Financial Services' Annual Meeting of Shareholders (the "Meeting"), which will be held at Redlands Country Club located at 1749 Garden Street, Redlands, California, on Thursday, April 27, 2000 at 6:00 p.m.

At the Meeting, shareholders will be asked to approve an amendment to the Bylaws to increase the range of the board of directors; to elect directors for the ensuing year; to approve an amendment to the Articles of Incorporation to require the board of directors to consider certain factors when evaluating certain transactions; and to approve an amendment to the Bylaws to establish a mandatory retirement age for directors as set forth in the accompanying Proxy Statement.

It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote in favor of all the proposals set forth.

                                            Douglas C. Spencer
                                            President & Chief Executive Officer

                       CENTENNIAL FIRST FINANCIAL SERVICES
                              218 EAST STATE STREET
                           REDLANDS, CALIFORNIA 92373

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2000


TO THE SHAREHOLDERS OF
CENTENNIAL FIRST FINANCIAL SERVICES:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of Centennial First Financial Services (the "Company") will be held at Redlands Country Club located at 1749 Garden Street, Redlands, California, on Thursday, April 27, 2000 at 6:00 p.m., for the purpose of considering and voting upon the following matters:

1. AMENDMENT TO BYLAWS. To approve an amendment to the Company's Bylaws to increase the range of the board of directors.

2. ELECTION OF DIRECTORS. To elect ten (10) persons to the Board of Directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

               Bruce J. Bartells                       Ronald J. Jeffrey
               Carole H. Beswick                       William A. McCalmon
               James C. Coffin                         Patrick J. Meyer
               Irving M. Feldkamp, III, D.D.S.         Douglas C. Spencer
               Larry Jacinto                           Douglas F. Welebir

3. AMENDMENT TO ARTICLES OF INCORPORATION. To approve an amendment to the Company's Articles of Incorporation to require the board of directors to consider certain factors when evaluating certain transactions.

4. AMENDMENT TO BYLAWS. To approve an amendment to the Company's Bylaws to establish a mandatory retirement age for directors.

5. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 15, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

Section 3.3 of Article III of the Bylaws sets forth the nomination procedure for nominations of directors. Section 3.3 provides:

         Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one
         (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder:
         (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                                            By Order of the Board of Directors



March 24, 2000                              Sally Flanders, Secretary

WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                       CENTENNIAL FIRST FINANCIAL SERVICES

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2000



                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2000 Annual Meeting of Shareholders (the "Meeting") of Centennial First Financial Services (the "Company") to be held at the Redlands Country Club located at 1749 Garden Street, Redlands, California, at 6:00 p.m., on April 27, 2000, and at any and all adjournments thereof.

It is expected that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about March 24, 2000.

REVOCABILITY OF PROXIES

A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to and may revoke it at any time before it is exercised by filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxies will be suspended if the person executing the proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxies in accordance with the instructions specified on the proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE AMENDMENT TO THE BYLAWS TO INCREASE THE RANGE OF DIRECTORS, "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN, "FOR" THE AMENDMENT TO ADD ARTICLE SEVEN TO THE COMPANY'S ARTICLES OF INCORPORATION, AND "FOR" THE AMENDMENT TO THE BYLAWS TO INCLUDE A MANDATORY RETIREMENT AGE FOR DIRECTORS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS.

PERSONS MAKING THE SOLICITATION

This solicitation of proxies is being made by the board of directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Company and Redlands Centennial Bank, a wholly owned subsidiary of the Company (the "Bank") may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

                                VOTING SECURITIES

There were issued and outstanding 672,387 shares of the Company's common stock on March 15, 2000, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of the Company's common stock will be entitled to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxies, in accordance with management's recommendation. The effect of broker nonvotes is that such votes are not counted as being voted; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

                       SHAREHOLDINGS OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company's common stock, except as set forth in the table below. The following table sets forth, as of March 1, 2000, the number and percentage of shares of the Company's outstanding common stock beneficially owned, directly or indirectly, by each of the Company's directors and principal shareholders and by the directors and officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal shareholder or officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 2000. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

                                                     Amount and Nature of         Percent
Beneficial Owner                                     Beneficial Ownership         of Class
----------------                                     --------------------         --------
DIRECTORS, NOMINEES AND NAMED OFFICERS:
---------------------------------------
Bruce J. Bartells                                          17,929(1)                2.41
Carole H. Beswick                                          15,675(2)                2.10
James C. Coffin                                            17,629(3)                2.37
I.M. Feldkamp III                                          17,694(4)                2.37
Larry Jacinto                                              36,215(5)                4.86
Ronald J. Jeffrey                                          24,096(6)                3.23
William A. McCalmon                                        16,586(7)                2.23
Patrick J. Meyer                                           29,553(8)                3.97
Douglas C. Spencer                                         30,729(9)                4.12
Douglas F. Welebir                                         25,765(10)               3.46
Roy D. Lewis                                               11,559(11)               1.55
Beth Sanders                                               17,929(12)               2.41

All Directors and Executive Officers
as a Group (12 in all)                                    261,359(13)               35.08

----------------------

(1) The amount includes 2,278 shares of which Mr. Bartells has shared voting and investment powers and 8,599 shares acquirable by exercise of stock options.

(2) The amount includes 4,152 shares of which is in the name of Mrs. Beswick's spouse, 6,259 shares of which Mrs. Beswick has shared voting and investment powers and 5,264 shares acquirable by exercise of stock options.

(3) The amount includes 15,700 shares of which Mr. Coffin has shared voting and investment powers and 1,929 shares acquirable by exercise of stock options.

(4) The amount includes 17,694 shares of which Dr. Feldkamp, III has shared voting and investment powers.

(5)      The amount includes 525 shares acquirable by exercise of stock options.

(6) The amount includes 2,598 shares of which is in the name of Mr. Jeffrey's spouse, 8,974 shares of which Mr. Jeffrey has shared voting and investment powers, and 1,929 shares acquirable by exercise of stock options.

(7) The amount includes 3,266 shares of which is in the name of Mr. McCalmon's spouse and 3,449 shares acquirable by exercise of stock options.

(8) The amount includes 556 shares of which is in the name of Mr. Meyer's spouse and 7,024 shares acquirable by exercise of stock options.

(9) The amount includes 3,299 shares of which Mr. Spencer has shared voting and investment powers and 13,334 shares acquirable by exercise of stock options.

(10) The amount includes 8,559 shares acquirable by exercise of stock options.

         (Footnotes continued on the following page.)

(11) The amount includes 1,621 shares of which Mr. Lewis has shared voting and investment powers and 9,738 shares acquirable by exercise of stock options.

(12) The amount includes 164 shares of which is in the name of Mrs. Sanders' spouse as a trustee for their daughter, 1,736 shares of which Mrs. Sanders has shared voting and investment powers and 13,942 shares acquirable by exercise of stock options.

(13) The amount includes 74,332 shares acquirable by exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain executive officers and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 5 were required for those persons, the Company believes that, during the reporting period in 1999 the Reporting Persons complied with all filing requirements applicable to them.

                                   PROPOSAL 1:
                               AMENDMENT OF BYLAWS
                 TO INCREASE THE RANGE OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has approved an amendment to the bylaws of the Company to increase the range of the board of directors from a range of 3 to 5 directors to a range of 6 to 11 directors. The current bylaws provide for a range of 3 to 5 directors, and the Board of Directors of the Company has decided to add the seven directors of the Bank that are not directors of the Company to the board of directors of the Company. The amendment to the bylaws requires shareholder approval to become effective. If the proposed amendment to the Company's bylaws are approved by the shareholders, all of the 10 director-nominees set forth in Proposal 2 will be the director-nominees for the election of directors in Proposal 2, and if the proposed amendment to the Company's bylaws is not approved by the shareholders, only the three director-nominees that are currently directors of the Company will be the director-nominees for election of directors in Proposal 2.

REQUIRED APPROVAL OF SHAREHOLDERS

The amendment of the Company's bylaws to increase the range of directors requires approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 1 FOR THE AMENDMENT OF THE BYLAWS OF THE COMPANY TO INCREASE THE RANGE OF DIRECTORS.

                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws provide that the number of directors of the Company shall not be less than three (3) nor more than five (5) until changed by an amendment to the Bylaws adopted by the Company's shareholders, unless Proposal 1 is approved by the shareholders, in which case the number of directors of the Company shall not be less than six (6) nor more eleven (11). The exact number of directors shall be three (3), unless Proposal 1 is adopted in which case the exact number of directors shall be 10, until changed by a Bylaw amendment or a resolution duly adopted by the Company's shareholders or board of directors.

The persons named below, all of whom are currently members of the board of directors of the Company or the Bank, will be nominated for election as directors at the Meeting to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxies will be cast in such a manner as to effect the election of all ten nominees if Proposal 1 is approved or the three nominees who are currently directors of the Company if Proposal 1 is not approved, as appropriate (or as many thereof as possible under the rules of cumulative voting). The ten nominees for directors if Proposal 1 is approved or the three nominees who are currently directors of the Company for directors if Proposal 1 is not approved receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth, as of March 1, 2000, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.

                                                   Year First
                                                    Appointed               Principal Occupation During
            Name and Title               Age        Director                  the Past Five Years
-------------------------------------- -------- ---------------- ----------------------------------------------------
Bruce J. Bartells                         55           1999       Chief Executive Officer and former Chief Financial
Company Director                                                  Officer of Wilden Pump & Engineering Company, Inc.
                                                                  (formerly  President and CEO of Soren  McAdams
                                                                  Bartells, CPA's, Inc.).

Carole H. Beswick                         57             -        Part owner of Paper Partners, Inc. (formerly a
Nominee                                                           councilwoman of the City of Redlands).

James C. Coffin                           77             -        President and CEO of C-Y Development Co. (building
Nominee                                                           and land development).

Irving M. Feldkamp, III, DDS              54             -        President/Owner of Hospitality Dental Associates
Nominee                                                           and President/Owner Glen Helen Racing Inc.

Larry Jacinto                             50             -        President of Larry Jacinto Construction, President
Nominee                                                           of Pangahamo  Materials, Inc., President of Larry
                                                                  Jacinto Family, President of Mentone Enterprises,
                                                                  and Vice President of Rancho Las Narajas.

Ronald J. Jeffrey                         56             -        Vice  President of Tri-City Acoustics, Inc., a
Nominee                                                           specialty subcontracting business and former
                                                                  President of Inland Acoustics, Inc.

William A. McCalmon Nominee               54             -        President  and  owner  of RPM  Insurance  Services,
                                                                  Inc., registered principal of PIM Financial
                                                                  Services, Inc.

Patrick J. Meyer                          48           1999       Owner of Urban Environs, a land planning
Chairman of the Board                                             consultant business.
of the Company

Douglas C. Spencer                        41           1999       President and CEO of the Redlands Centennial Bank
President & CEO, Director                                         (formerly Senior Vice President/Branch
of the Company                                                    Administration  with California State Bank and
                                                                  former Senior  Vice President/Chief Operating
                                                                  Officer of Landmark Bank).

                                                   Year First
                                                    Appointed               Principal Occupation During
            Name and Title                Age       Director                   the Past Five Years
--------------------------------------- -------- --------------- ----------------------------------------------------
Douglas F. Welebir                        56              -       Attorney and  President of Welebir, McCune & Jure,
Nominee                                                           a professional law corporation.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Company acting within their capacities as such. There are no family relationships between any of the directors and executive officers of the Company. No director or executive officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

THE BOARD OF DIRECTORS AND COMMITTEES

The Company's board of directors met two times in 1999. None of the Company's directors attended less than 75 percent of all board of directors' meetings and committee meetings (of which they were a member) that were held in 1999.

The Company does not have an audit, compensation or nominating committee.

EXECUTIVE OFFICERS

Information concerning the executive officers of the Company other than Mr. Doug Spencer which is contained in the section entitled "Nominees".

                                                 Year First
                                                  Appointed                  Principal Occupation During
            Name and Title              Age      an Officer                      the Past Five Years
------------------------------------    ---     ------------     ---------------------------------------------
Roy D. Lewis                            53          1999         Executive Vice President and Chief Credit
Executive Vice President &                                       Officer of the Bank.
Chief Credit Officer

Beth Sanders                            47          1999         Executive Vice President and Chief Financial
Executive Vice President &                                       Officer of the Bank.
Chief Financial Officer

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                           Long Term Compensation
                          Annual Compensation                                               Awards       Payouts
------------------------------------------------------------------------------------------------------------------------------------

            (a)            (b)           (c)             (d)          (e)           (f)        (g)        (h)            (i)
---------------------------------- --------------- ---------------------------------------------------------------------------------
---------------------------------- --------------- ---------------------------------------------------------------------------------
                                                                   Other
                                                                   Annual      Restricted                              All Other
    Name and                                                       Compen-        Stock                   LTIP          Compen-
    Principal                         Salary           Bonus       sation       Award(s)     Options/    Payouts       sation(2)
    Position            Year           ($)             ($)          ($)           ($)        SARs(1)      ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
Douglas C. Spencer(3)   1999        128,400           50,000             -            -        10,050        --          3,849
                        ------------------------------------------------------------------------------------------------------------
                        1998        120,000                0             -            -             -        --          5,000
                        ------------------------------------------------------------------------------------------------------------
                        1997         32,100            9,883             -            -        27,825        --              0
------------------------------------------------------------------------------------------------------------------------------------
Roy D. Lewis            1999          95,701          10,000             -            -         5,025                    2,813
                        ------------------------------------------------------------------------------------------------------------
                        1998          90,000               0             -            -           312                    4,449
                        ------------------------------------------------------------------------------------------------------------
                        1997          81,400           9,883             -            -            -                     3,607
------------------------------------------------------------------------------------------------------------------------------------
Beth Sanders            1999          84,649          15,000             -            -         5,025         -          2,200
                        ------------------------------------------------------------------------------------------------------------

                        1998          80,000               0             -            -           -          -           4,449
                        ------------------------------------------------------------------------------------------------------------

                        1997          72,300            9,883            -            -          334         -           4,750
------------------------------------------------------------------------------------------------------------------------------------

(1) The Company does not have SAR's, and the stock options are adjusted for stock dividends.

(2)      The amounts represent Company matching contributions to the 401(k)
         Plan.

(3)      Mr. Spencer began employment with the Bank on October 1, 1997.

                                                              OPTION/SAR GRANTS TABLE
                                                      OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Individual Grants
------------------------------------------------------------------------------------------------------------------------------------
             (a)                                (b)                        (c)                    (d)                   (e)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % of Total
                                           Options/SARs           Options/SARs Granted        Exercise or
                                              Granted                to Employees in          Base Price            Expiration
            Name                                (#)                    Fiscal Year             ($/Share)               Date
-----------------------------------------------------------------------------------------------------------------------------------
Douglas C. Spencer                        10,500 Options                  40%                   $14.05               1/04/2009
------------------------------------------------------------------------------------------------------------------------------------
Roy D. Lewis                               5,250 Options                  20%                   $14.05               1/04/2009
------------------------------------------------------------------------------------------------------------------------------------
Beth Sanders                               5,250 Options                  20%                   $14.05               1/04/2009
------------------------------------------------------------------------------------------------------------------------------------

(1) The options and exercise prices in the table have been adjusted for the 5% stock dividend to shareholders of record on January 10, 2000.

                                           OPTION/SAR EXERCISES AND YEAR END VALUE TABLE
                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION/SAR VALUE
-----------------------------------------------------------------------------------------------------------------------------------

            (a)                   (b)                   (c)                      (d)                             (e)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Number of                 Value of Unexercised
                                                                             Unexercised                    In-the-Money
                                                                           Options/SARs at                 Options/SARs at
                                                                            Year End (#)                    Year End ($)
                          Shares Acquired on      Value Realized            Exercisable/                    Exercisable/
           Name              Exercise (#)               ($)               Unexercisable(1)                  Unexercisable
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Douglas C. Spencer               0                       0                 10,700/26,050                 $67,200/$113,300

Roy D. Lewis                     0                       0                   8,274/5,000                 $82,983/$6,250

Beth Sanders                     0                       0                  12,278/5,000                $118,198/$6,250
-----------------------------------------------------------------------------------------------------------------------------------

(1) The options and exercise prices in the table have been adjusted for the 5% stock dividend to shareholders of record on January 10, 2000.

EMPLOYMENT AGREEMENTS

The Bank entered into an employment agreement with Mr. Spencer. The agreement is for a term of four years commencing October 1, 1997 and provides for the employment of Mr. Spencer as the President and Chief Executive Officer of the Bank. The term of the agreement is automatically extended for additional periods of one year unless the Bank or Mr. Spencer gives written notice of termination of employment not less than three months and not more than six months prior to the expiration of the term. The base annual salary for Mr. Spencer is currently $128,400 per year, with increases to be determined at the discretion of the Board of Directors of the Bank. Under the agreement Mr. Spencer is entitled to bonuses pursuant to his participation in the Bank's Incentive Compensation Plan. In addition, the agreement provides that the Bank will provide Mr. Spencer with salary continuation benefits as discussed below. The agreement provides Mr. Spencer with stock options to acquire 28,088 (adjusted for stock dividends) which vest at the rate of 20% per year (with acceleration of vesting in certain events) and with a term of ten years. In lieu of an automobile allowance, Mr. Spencer is provided with a Bank automobile. The Bank paid $10,000 for Mr. Spencer's relocation expenses for moving to Redlands. Pursuant to the agreement, Mr. Spencer is entitled to four weeks vacation per year, health, disability and life insurance benefits and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe his conduct was unlawful. If the Bank terminates Mr. Spencer without cause, he shall be entitled to one year of base salary in addition to the salary continuation benefits discussed below. Upon any change of control involving the Bank and where his position is eliminated or materially changed in connection with the change of control, he is to be paid two years of his then current base salary in addition to the salary continuation benefits discussed below. In the event Mr. Spencer is terminated for cause, he shall be entitled to four weeks of salary as of the date of termination plus any pay in lieu of vacation.

On March 17, 1998, the Bank and Mr. Spencer entered into a salary continuation agreement to provide salary continuation benefits to Mr. Spencer. If Mr. Spencer continues in the employ of the Bank until age 55 ("Retirement Age"), he will receive from the Bank under the salary continuation agreement an annual benefit amount beginning at $186,956 and increasing 3% per year for subsequent years ("Annual Benefit Amount") for ten years beginning at his reaching Retirement Age. In the event Mr. Spencer terminates employment due to disability prior to age 55, he will receive the salary continuation benefits in the amount of the Annual Benefit Amount for 10 years beginning at his reaching Retirement Age. In the event Mr. Spencer dies while actively employed by the Bank prior to reaching Retirement Age, his beneficiary will receive from the Bank benefits in the amount of the Annual Benefit Amount for ten years beginning with the month following his death. In the event of involuntary termination without cause Mr. Spencer shall receive an annual benefit amount for 10 years beginning with the month following his involuntary termination. The annual benefit amount for involuntary termination without cause begins at $120,000 for one year of service and increases 3% per year for subsequent years up to $186,956 for 16 years of service. In the event of termination due to early retirement or voluntary termination other than due to a change of control, Mr. Spencer shall receive an annual benefit amount based on his years of service for 10 years beginning with the month following his early retirement or voluntary termination. The annual benefit amount for early retirement or voluntary termination begins at $3,686 for one year of service and goes up to a maximum of $186,956 after 16 years of service. In the event of a change in control of the Bank while Mr. Spencer is in active service with the Bank, Mr. Spencer will receive an annual benefit amount based on his years of service with the Bank for ten years beginning with the month following the consummation of the change in control of the Bank. The annual benefit amount for a change of control begins at $120,000 for one year of service and increases at 3% per year for subsequent years of service up to $186,956 for 16 years of service. Upon the first anniversary of the commencement of such benefit payment and each following anniversary, the annual benefit amount will increase by 3%. In addition, if there are any excess parachute taxes resulting from the change of control, the acquiring entity shall reimburse Mr. Spencer for any excise taxes due on such benefit payments. In the event Mr. Spencer is terminated for cause, he will forfeit any benefits from the salary continuation agreement.

Mr. Roy Lewis has an employment agreement with the Bank to serve as the Bank's Executive Vice President and Chief Credit Officer for a term of two years commencing April 1, 1998 and with an initial annual salary of $90,000. The term of his agreement is automatically renewed for additional one year terms unless he or the Bank gives notice to the other party no less than three months and no more than six months prior to the end of the then current term of the agreement. The agreement provides that Mr. Lewis shall be entitled to salary increases as determined by the Bank's board of directors. Pursuant to the agreement, Mr. Lewis is entitled to four weeks vacation per year, health, disability and life insurance benefits and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe his conduct was unlawful. If the Bank terminates Mr. Lewis without cause, he shall be entitled to six months of base salary. Upon any change of control involving the Bank and where his position is eliminated or material changed in connection with the change of control, he is to be paid one year of his then current base salary. In the event Mr. Lewis is terminated for cause, he shall be entitled to four weeks of salary as of the date of termination plus any pay in lieu of vacation.

Mrs. Beth Sanders has an employment agreement with the Bank to serve as the Bank's Executive Vice President and Chief Financial Officer for a term of two years commencing April 1, 1998 and with an initial annual salary of $80,000. The term of her agreement is automatically renewed for additional one year terms unless she or the Bank gives notice to the other party no less than three months and no more than six months prior to the end of the then current term of the agreement. The agreement provides that Mrs. Sanders shall be entitled to salary increases as determined by the Bank's board of directors. Pursuant to the agreement, Mrs. Sanders is entitled to four weeks vacation per year, health, disability and life insurance benefits and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of her employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe her conduct was unlawful. If the Bank terminates Mrs. Sanders without cause, she shall be entitled to six months of base salary. Upon any change of control involving the Bank and where her position is eliminated or material changed in connection with the change of control, she is to be paid one year of her then current base salary. In the event Mrs. Sanders is terminated for cause, she shall be entitled to four weeks of salary as of the date of termination plus any pay in lieu of vacation.

COMPENSATION OF DIRECTORS

The directors are not paid any directors fees by the Company, but the directors receive directors fees from the Bank for services they provide as a director of the Bank. The directors of the Bank are each paid a fee of $500 per month, except for the chairman who receives $750 per month. The Bank directors also receive $50 for each Bank committee meeting attended by the committee member and $100 for each Bank committee meeting chaired by the committee chairman. Each of the directors except Messrs. Bartells, Coffin and Jacinto and Dr. Feldkamp was granted a stock option to acquire 6,670 shares (adjusted for stock dividends) at an exercise price of $5.98 on January 18, 1991. Mr. Bartells was granted a stock option to acquire 6,670 shares (adjusted for stock dividends) at an exercise price of $5.98 on August 21, 1992. Each of the directors except Dr. Feldkamp and Mr. Jacinto was granted an option to acquire 1,404 shares (adjusted for stock dividends) at an exercise price of $9.26 on August 15, 1997. Each of the directors, except for Dr. Feldkamp, received a stock option grant on February 19, 1999 for 2,625 shares with an option price of $14.52 per share. With the exception of Dr. Feldkamp, the directors also participate in a director retirement plan which provides each director with retirement, death and liability benefits that is set forth in their individual agreements. The agreements entered into between the Bank and the respective directors provide each director with retirement benefits of $7,500 per year for ten years commencing at their expected retirement age which ranges from age 56 for Mr. Meyer to age 85 for Mr. Coffin. The retirement benefits are informally funded with life insurance policies purchased by the Bank. The net accrued costs of such benefits for 1999 for all of the directors totaled $13,601. In addition, the directors and their dependents participate in the Bank's self-funded dental plan. Under Redlands Centennial's dental plan, the maximum reimbursement by the Bank to any participant is $750 per year. A total of $8,551 was paid under the Bank's dental plan in 1999 for the benefit of the directors and their dependents.

                              CERTAIN TRANSACTIONS

Some of the directors and executive officers of the Company and the companies with which those directors and executive officers are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In the opinion of the Bank's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

                                 PROPOSAL NO. 3:
                     AMENDMENT TO ARTICLES OF INCORPORATION
              TO REQUIRE THE BOARD OF DIRECTORS TO CONSIDER CERTAIN
                  FACTORS WHEN EVALUATING CERTAIN TRANSACTIONS

The board of directors approved the addition of Article Seven to the Company's Articles of Incorporation to allow the board of directors to consider the social and economic effects on the Company's employees, depositors, customers and the communities served by the Company as well as certain other factors when evaluating a possible tender offer, merger or other acquisition. The language of the proposed Article Seven is provided in Appendix A.

Factors which are to be considered in the proposed new Article Seven include the following: (i) the adequacy of the offered consideration in relation to the current market price of the Company's stock and in relation to the historical and present operating results and financial condition of the Company; (ii) whether the shareholders might obtain a more favorable price at the time of the proposed tender offer or in the future from other offerors and whether the Company's continued existence as an independent entity would affect the future value of the Company's stock; (iii) the impact the offer would have on the employees, depositors, clients and customers of the Company and the communities which it serves; (iv) the present and historical financial position of the offeror, its reputation in the communities which it serves and the social and/or economic effect which the reputation and practices of the offeror or its management and affiliates would have upon the employees, depositors and customers of the Company and the communities which the Company serves; (v) an analysis of the value of the securities (if any) offered in exchange for the Company's securities; and (vi) the legal, tax and regulatory issues presented by the offer. Under the proposed new Article Seven, the Board of Directors may oppose, recommend or remain neutral with respect to a tender offer or other acquisition proposal as permitted under the original Article Seven.

By proposing this amendment, the Board of Directors is alerting shareholders to, and seeking their approval of, the Board's view that the Board's obligations to evaluate various factors in the event of a proposed tender offer involving the Company's stock extend beyond merely the consideration offered in relation to the then-current market price of the Company's stock.

The proposed new Article Seven sets forth the specific factors to be considered by the Board of Directors in evaluating any business combination involving the Bank regardless of the amount of the Bank's stock owned by the offeror.

Under certain circumstances, this proposed new Article Seven could result in the Board of Directors opposing a proposed acquisition of control of the Company that some of the Company's shareholders may find financially attractive. This proposed new Article Seven as well as the original Article Seven may also make obtaining Board approval of a proposed acquisition of control more difficult, which may delay or discourage acquisition attempts. This may have the effect of maintaining the tenure of the Company's incumbent management.

The proposed new Article Seven as well as the original Article Seven may also have the effect of deterring shareholders who disagree with the response of the board of directors to an acquisition attempt from initiating litigation. Such litigation, which may be costly, time-consuming and disruptive to the Company, could involve allegations that the board of directors breached an obligation to the shareholders by not limiting its evaluation of a proposed acquisition to the then-current market price of the Company's stock.

The board of directors of the Company recognizes that the management of a Company that is the subject of a hostile takeover attempt is often forced to make decisions under great pressure and that its attention is frequently focused exclusively upon the degree to which an offer represents a premium over the current market price of the target Company's stock. The board of directors believes that while market premium is a primary consideration, it is also important to consider the other significant elements discussed above in determining an acquisition proposal.

REQUIRED APPROVAL OF SHAREHOLDERS

The amendment of Article Seven requires approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL NO. 3 FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO ADD ARTICLE SEVEN.

                                   PROPOSAL 4:
                               AMENDMENT OF BYLAWS
              TO ESTABLISH A MANDATORY RETIREMENT AGE FOR DIRECTORS

The board of directors of the Company have approved an amendment to the bylaws of the Company to establish a mandatory retirement age of 70 for its directors. The amendment to the bylaws would allow directors to serve on the board of directors of the Company until the end of the director's then current term upon reaching age 70, except for Mr. Coffin, a director-nominee who is exempt from the amendment as he already exceeds age 70. The amendment to the bylaws of the Company to establish a mandatory retirement age requires shareholder approval to become effective.

The amendment to the bylaws of the Company adds a new Section 3.18. The proposed amendment to the Company's bylaws would read in the entirety as follows:

         "Section 3.18. Mandatory Retirement of Directors. A director of the corporation shall serve on the board of directors until the age of 70; however any director elected or appointed at age 69 shall be allowed to serve until the next annual meeting of shareholders and until his or her successor has qualified. Notwithstanding the foregoing, this
         Section 3.18 shall not apply to Mr. James C. Coffin.

REQUIRED APPROVAL OF SHAREHOLDERS

The amendment of the Company's bylaws to establish a mandatory retirement age requires approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4 FOR THE AMENDMENT OF THE BYLAWS OF THE COMPANY TO ESTABLISH A MANDATORY RETIREMENT AGE.

                             INDEPENDENT ACCOUNTANTS

The firm of Hutchinson & Bloodgood served as certified independent public accountants for the Company with respect to the year 1999, and Hutchinson & Bloodgood has been appointed as the Company's certified independent public accountants for 2000. The Company's board has determined the firm of Hutchinson & Bloodgood to be fully independent of the operations of the Company.

Hutchinson & Bloodgood audited the Company's financial statements for the year ended December 31, 1999. It is anticipated that a representative of Hutchinson & Bloodgood will be present at the Meeting and will be available to respond to appropriate questions from shareholders at the Meeting.

                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2001 Annual Meeting of Shareholders is December 31, 2000.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                           CENTENNIAL FIRST FINANCIAL SERVICES


Dated:  March 24, 2000                     Sally Flanders, Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTES. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

The Annual Report to Shareholders for the fiscal year ended December 31, 1999 is being sent concurrently to the Company's shareholders.

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO MRS. BETH SANDERS, EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER AT 218 EAST STATE STREET, REDLANDS, CALIFORNIA.

                                   APPENDIX A


ARTICLE SEVEN:    CONSIDERATION OF NONMONETARY FACTORS IN CERTAIN TRANSACTIONS.

The Board of Directors of this corporation may, and it is hereby declared a proper corporate purpose for the Board of Directors, if it deems it advisable, to oppose any offer, proposal or attempt by any corporation or other business entity, person or group to (a) make any tender or other offer to acquire any of this corporation's stock; (b) merge or consolidate this corporation with or into another entity; (c) purchase or otherwise acquire all or substantially all of the assets of this corporation; or (d) make any transaction similar in purpose or effect to any of the above. In considering whether to oppose, recommend or remain neutral with respect to any of the aforesaid offers, proposals or plans, the Board of Directors shall evaluate what is in the best interests of this corporation and shall consider any pertinent factors which may include but are not limited to any of the following:

A. Whether the offering price, whether in cash or in securities, is adequate and acceptable based upon both the current market price of this corporation's stock and the historical and present operating results and financial condition of this corporation;

B. Whether a price more favorable to the shareholders may be obtained now or in the future from other offerors and whether this corporation's continued existence as an independent corporation will affect the future value of this corporation;

C. The impact the offer would have on the employees, depositors, clients and customers of this corporation or its subsidiaries and the communities which it serves;

D. The present and historical financial position of the offeror, the offeror's reputation in the communities which the offeror serves and the social and/or economic effect which the reputation and practices of the offeror or the offeror's management and affiliates would have upon the employees, depositors and customers of this corporation and the community which this corporation serves;

E. An analysis of the value of securities (if any) offered in exchange for this corporation's securities; and

F.       Any legal, tax or regulatory issues raised by the offer.

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. William A. McCalmon and Patrick J. Meyer as proxies and with full power of substitution, to represent, vote and act with respect to all shares of common stock of Centennial First Financial Services (the "Company") which the undersigned would be entitled to vote at the meeting of shareholders to be held on April 27, 2000 at 6:00 p.m., at Redlands Country Club located at 1749 Garden Street, Redlands, California, or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1. Approval of an amendment to the Company's Bylaws to increase the range of the board of directors as set forth in the proxy statement.

                [   ]   FOR             [   ]    AGAINST       [   ] ABSTAIN

2.     Election of ten (10) persons to be directors.

            Bruce J. Bartells                    Ronald J. Jeffrey
            Carole H. Beswick                    William A. McCalmon
            James C. Coffin                      Patrick J. Meyer
            Irving M. Feldkamp, III, D.D.S.      Douglas C. Spencer
            Larry Jacinto                        Douglas F. Welebir

     [  ]   FOR ALL NOMINEES LISTED ABOVE            [  ] WITHHOLD AUTHORITY
             (except as marked to the contrary below)

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below:)


------------------------------------------------------------------------------
3. Approval of an amendment to the Company's Articles of Incorporation to require the board of directors to consider certain factors when evaluating certain transactions as set forth in the proxy statement.

                [   ]   FOR             [   ]    AGAINST       [   ] ABSTAIN

4. Approval of an amendment to the Company's Bylaws to establish a mandatory retirement age for directors as set forth in the proxy statement.

                [   ]   FOR             [   ]    AGAINST       [   ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF ALL OF THE PROPOSALS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS SET FORTH HEREIN.

(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

  [   ]   I DO          [   ]   I DO NOT          EXPECT TO ATTEND THE MEETING


                                      ---------------------------------------
                                                 (Number of Shares)


                                      ---------------------------------------
                                              (Please Print Your Name)


                                      ---------------------------------------
                                             (Please Print Your Name)


                                      ---------------------------------------
                                                     (Date)


                                      ---------------------------------------
                                             (Signature of Shareholder)


                                      ---------------------------------------
                                             (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY.